EXHIBIT 99.2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VECTREN CORPORATION
VECTREN UTILITY HOLDINGS, INC.
February 1, 2019
By: /s/ Kristie L. Colvin
Kristie L. Colvin
Vice President, Vectren Corporation
Vice President and Chief Accounting Officer, Vectren Utility Holdings, Inc.